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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 14, 2006

                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

             Delaware                    333-113543             13-3939229
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 (State or Other Jurisdiction of      (Commission File       (I.R.S. Employer
          Incorporation)                   Number)          Identification No.)

         1585 Broadway                                              10036
      New York, New York                                     -------------------
(Address of Principal Executive                                  (Zip Code)
           Offices)

        Registrant's telephone number, including area code (212) 761-4000
                                                          ----------------------

                                    No Change
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          (Former name or former address, if changed since last report)

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      Item 8.01.    Other Events

            In connection with the 2003 offering of CDC Mortgage Capital Trust
2003-HE3, Mortgage Pass-through certificates, Series 2003-HE3, certain
"Computational Materials", dated March 14, 2006, within the meanings of the May
20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public
Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

      Item 9.01.    Financial Statements and Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit 99.1. Related Computational Materials (as defined in Item
            8.01 above)

                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the
Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              MORGAN STANLEY ABS CAPITAL I INC.
                              --------------------------------------------------
                                   as Depositor and on behalf of CDC Mortgage
                                   Capital Trust 2003-HE3
                                   Registrant

                                          By: /s/ Gail McDonnell
                                              ----------------------------------
                                              Name:  Gail McDonnell
                                              Title: Vice President

Dated: March 15, 2006

                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
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99.1           Related Computational Materials (as defined in Item 8.01 above).